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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A



                            AMENDED CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(D)
                                    of the
                        SECURITIES EXCHANGE ACT OF 1934



                Date of Event Requiring Report: August 8, 2002


                                 COMCAM, INC.
                             -------------------
         (FORMALLY KNOWN AS BULLET ENVIRONMENTAL TECHNOLOGIES, INC.)
            (Exact Name of Registrant as Specified on its Charter)

            1-15165                               98-0208402
         -------------                         ----------------
    (Commission File Number)          (IRS Employer Identification Number)


                                   DELAWARE
                              ------------------
        (State or Other Jurisdiction of Incorporation or Organization)


      1140 MCDERMOTT DRIVE, SUITE 200, WEST CHESTER, PENNSYLVANIA 19380
      -----------------------------------------------------------------
                  (Address of Principal Executive Offices)


                                (610) 436 8089
                             --------------------
             (Registrant's Telephone Number, Including Area Code)








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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 8, 2002, ComCam, Inc. ("Company") terminated its relationship with Davidson & Company ("Davidson"), the principal accountant previously engaged to audit the Company's financial statements and retained Jones Simkins LLP ("Jones") as the principal accountants to replace Davidson. The Company's audit committee and board of directors approved the change of accountants from Davidson to Jones.

The audit reports of Davidson on the Company's financial statements for the two most recent fiscal years ending February 28, 2002 and February 28, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph for a going concern uncertainty.

In connection with the audits of the fiscal years ending February 28, 2001 and February 28, 2002 including the subsequent interim periods through August 8, 2002, the date of termination, the Company had no disagreements with Davidson with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B. Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused Davidson to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

During the fiscal years ending February 28, 2001 and February 28, 2002, including the subsequent interim periods through August 8, 2002, the date of Davidson's termination, and prior to the appointment of Jones, the Company (or anyone on its behalf) did not consult with Jones regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult Jones in respect to these matters during the time periods detailed herein.

The Company provided Davidson with a copy of this report prior to filing it with the Securities and Exchange Commission ("Commission"). The Company requested that Davidson furnish the Company with a letter to the Commission stating whether Davidson agrees with the above statements. A copy of that letter dated September 16, 2002 is filed as an Exhibit to this Form 8-K/A.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included as part of this report:

EXHIBIT     PAGE
NO.         NO.          DESCRIPTION

16          4       Letter from Davidson stating that it has reviewed the
                    Form 8-K/A and has no objection to the statements made within this Form 8-K/A.


ITEM 8.   CHANGE IN FISCAL YEAR

On May 30, 2002, the Company, in an effort to align its financial reporting to its subsidiary, ComCam International, Inc., decided to change its fiscal year end from February 28 to December 31. The Company will file a Form 10-QSB to cover the six and three month periods ended June 30, 2002 and 2001.


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Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2002

COMCAM, INC.
A DELAWARE CORPORATION


     /s/ Don Gilbreath
By:____________________
Don Gilbreath
President







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